Exhibit 99.2

               Statement Under Oath of Principal Executive Officer
                         and Principal Financial Officer
       Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Edward J. Parry, III, Vice President and Chief Financial Officer of Allmerica Financial Corporation, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Allmerica Financial Corporation, and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o    2001 Annual Report on Form 10-K of Allmerica Financial
               Corporation;

          o all reports of Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Allmerica Financial Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.


/s/ Edward J. Parry, III                              Subscribed and sworn to
Edward J. Parry, III                                  before me this 14th day of
Date:  August 14, 2002                                August 2002.

                                                      /s/ Linda L. Luperchio
                                                      Notary Public
                                                      My Commission Expires:
                                                      January 7, 2005